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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          JULY 17, 2002 (JULY 17, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                   1-10308                  06-0918165
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
      ORGANIZATION)


      9 WEST 57TH STREET
        NEW YORK, NY                                              10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)









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ITEM 5. OTHER EVENTS

      EARNINGS RELEASE

      On July 17, 2002, we reported our second quarter 2002 results, which included our Consolidated Condensed Statements of Cash Flows for the six months ended June 30, 2002 and 2001 and our Consolidated Schedules of Free Cash Flows for the six and twelve months ended June 30, 2002 and 2001. We also revised third and fourth quarter 2002 projections, as well as full year 2002 projections. Our second quarter 2002 results and the revised 2002 projections are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

      Free cash flow is a measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as acquisitions and investments. The Company has provided the Consolidated Schedules of Free Cash Flows as it reflects the measure by which management evaluates the performance of its cash flows. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from operations in measuring operating results or liquidity. The Consolidated Schedules of Free Cash Flows for the six and twelve months ended June 30, 2002 and 2001 should be read in conjunction with the Company's Consolidated Condensed Statements of Cash Flows and Consolidated Condensed Statements of Operations attached hereto, as well as the Company's Consolidated Statements of Cash Flows and Consolidated Statements of Operations included within the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 1, 2002.

ITEM 7. EXHIBITS

      See Exhibit Index.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CENDANT CORPORATION

                                             BY: /s/ Tobia Ippolito
                                                -----------------------
                                                Tobia Ippolito
                                                Executive Vice President,
                                                Finance and Chief Accounting
                                                Officer

Date: July 17, 2002



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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION

  99.1 Press Release: Cendant Reports Record Results for Second Quarter 2002; Raises Full Year 2002 Projection






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